UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2024

BLACKROCK, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33099	32-0174431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Hudson Yards, New York, New York	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 810-5800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $.01 par value	BLK	New York Stock Exchange
1.250% Notes due 2025	BLK25	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 26, 2024, BlackRock Funding, Inc. (“BlackRock Funding”), a wholly owned subsidiary of BlackRock, Inc. (“BlackRock”), completed its underwritten public offering of $800,000,000 aggregate principal amount of 4.600% Notes due 2027 (the “2027 Notes”), $500,000,000 aggregate principal amount of 4.900% Notes due 2035 (the “2035 Notes”) and $1,200,000,000 aggregate principal amount of 5.350% Notes due 2055 (the “2055 Notes” and together with the 2027 Notes and the 2035 Notes, the “Notes”) pursuant to the registration statement on Form S-3 (File Nos. 333-278583 and 333-278583-01), filed with the Securities and Exchange Commission (the “Commission”) on April 9, 2024. The Notes are BlackRock Funding’s unsecured and unsubordinated debt obligations and are fully and unconditionally guaranteed, on a senior unsecured basis, by BlackRock.

The Notes were issued under the Indenture, dated as of March 14, 2024 (the “Base Indenture”), among BlackRock Funding, BlackRock and The Bank of New York Mellon, as trustee (the “Trustee”), as amended and supplemented by the Second Supplemental Indenture, dated as of July 26, 2024 (the “Second Supplemental Indenture” and together with the Base Indenture, the “Indenture”), among BlackRock Funding, BlackRock and the Trustee.

The net proceeds of the offering of the Notes are intended to be used to fund a portion of the consideration for BlackRock’s proposed acquisition of Preqin Holding Limited, which is referred to herein as the “Preqin Transaction.” BlackRock currently expects the Preqin Transaction to close before year-end 2024, subject to regulatory approvals and customary closing conditions. If (i) the Preqin Transaction is not consummated on or before the later of (x) September 2, 2025 and (y) the date that is five business days after any later date upon which “Completion” may occur under the terms of the transaction agreement related to the Preqin Transaction (including any such later date as mutually agreed upon by the parties to such transaction agreement) or (ii) BlackRock Funding notifies the Trustee that BlackRock will not pursue consummation of the Preqin Transaction, BlackRock Funding will be required to redeem all outstanding 2027 Notes (the “Special Mandatory Redemption”), at a special mandatory redemption price equal to 101% of the aggregate principal amount of the 2027 Notes, plus accrued and unpaid interest, if any, to, but excluding, the special mandatory redemption date. In the event of a Special Mandatory Redemption, the net proceeds of the 2035 Notes and 2055 Notes will be used for general corporate purposes, which may include repayment of outstanding indebtedness.

Prior to (i) June 26, 2027 (one month prior to the maturity date of the 2027 Notes) with respect to the 2027 Notes (the “2027 Notes Par Call Date”), (ii) October 8, 2034 (three months prior to the maturity date of the 2035 Notes) with respect to the 2035 Notes (the “2035 Notes Par Call Date”) and (iii) July 8, 2054 (six months prior to the maturity date of the 2055 Notes) with respect to the 2055 Notes (together with the 2027 Par Call Date and the 2035 Par Call Date, each a “Par Call Date”), BlackRock Funding may redeem the applicable series of the Notes at its option, in whole or in part, at any time and from time to time, at a “make-whole” redemption price (calculated as set forth in the Indenture and applicable series of Notes), plus, in each case, accrued and unpaid interest on the Notes being redeemed to, but excluding, the redemption date. On or after the applicable Par Call Date, BlackRock Funding may redeem each series of Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus, in each case, accrued and unpaid interest thereon to, but excluding, the redemption date.

Each of the following constitutes an event of default under the Indenture: (1) failure to pay any interest on any debt security of such series when due and payable, continued for 30 days; (2) failure to pay any principal when due of such series at its maturity; (3) failure to observe or perform any other covenants or agreements of BlackRock or BlackRock Funding with respect to such debt securities for 90 days after receiving notice of such failure; (4) certain events of bankruptcy, insolvency or reorganization; or (5) BlackRock’s guarantee ceasing to be in full force and effect or BlackRock denying its obligations under the guarantee (in each case, other than in accordance with the terms of the Indenture or the applicable series of debt securities).

The Indenture includes requirements that must be met if BlackRock or BlackRock Funding consolidates or merges with, or sells all or substantially all of their assets to, another entity.

The foregoing summary is qualified in its entirety by reference to the text of the Base Indenture and Second Supplemental Indenture, copies of which are filed herewith or incorporated by reference herein, as applicable, as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K, and the Notes, forms of which are filed herewith as Exhibits 4.3, 4.4 and 4.5, respectively, to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

4.1*	Indenture, dated March 14, 2024, among BlackRock Funding, Inc., BlackRock, Inc. and The Bank of New York Mellon, as trustee.

4.2	Second Supplemental Indenture, dated July 26, 2024, among BlackRock Funding, Inc., BlackRock, Inc. and The Bank of New York Mellon, as trustee.

4.3	Form of Note for the 4.600% Notes due 2027 (included in Exhibit 4.2).

4.4	Form of Note for the 4.900% Notes due 2035 (included in Exhibit 4.2).

4.5	Form of Note for the 5.350% Notes due 2055 (included in Exhibit 4.2).

5.1	Opinion Letter of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Notes.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.1).

104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

*	Incorporated by reference to Exhibit 4.1 to BlackRock’s Current Report on Form 8-K, filed with the Commission on March 14, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc.
(Registrant)

Date: July 26, 2024

	By:	/s/ R. Andrew Dickson III
R. Andrew Dickson III
Managing Director and Corporate Secretary